Exhibit 10.20(b)

				FIRST AMENDMENT
				      TO
    WARRANT AGREEMENT

      FIRST AMENDMENT TO WARRANT AGREEMENT dated November 21, 1996 (this "Amendment"), by and among OPHTHALMIC IMAGING SYSTEMS, a California corporation ("ISSUER"), JB OXFORD & COMPANY, a Utah corporation ("JBO") and each of each purchasers set forth on the signature pages hereto (the "HOLDERS").

				   PREAMBLE

      Issuer and each of the Holders or their assignees are parties to a Purchase Agreement dated November 21, 1995, pursuant to which the Holders have purchased 1,368,421 shares of common stock, no par value, per share (the "SHARES") in the Issuer.

      Issuer and JBO are parties to an Investment Banking Agreement, dated September 7, 1995, pursuant to which JBO has agreed to perform certain investment banking and consulting services to Issuer;

      In order to induce (i) certain of the Holders to enter into the Purchase Agreement and to purchase the Shares, and (ii) JBO to enter into the Investment Banking Agreement and perform the investment banking and consulting services described therein, Issuer executed and delivered that certain Warrant Agreement dated November 21, 1995 (the "WARRANT AGREEMENT"), pursuant to which Issuer agreed to issue certain Series A Warrants (as described and provided for therein) (the "WARRANTS") to certain of the Holders, certain Series B Warrants (as described and provided for therein) to certain of the Holder, and certain Series C Warrants (as described and provided for therein) to JBO, each Warrant being in the amount and type as described on Exhibit B attached thereto.

      The unexercised and outstanding Warrants issued under the Warrant Agreement are set to expire on November 21, 1996 and upon such expiration, pursuant to the terms and conditions of the Warrant Agreement, the Holders of the outstanding Warrants will no longer be permitted to exercise the options to purchase at the stated exercise price that number of Shares subject to the Warrant.

      Inasmuch as the Holders are not currency in a position to exercise their Warrants at this time, each of the Issuer, JBO, and the Holders, believe that it is in the best interest of all parties to the Warrant Agreement to amend and modify the Warrant Agreement in order to extend the Expiration Date (as defined in the Warrant Agreement) of the Warrants in order to provide additional time during which the Holders may exercise the options represented by the Warrants and each of the parties desire to enter into the Amendment for such purposes.

      The Warrant Agreement requires any amendment thereto to be consented to be a majority of all outstanding warrants thereunder, and JBO and the Holders represent the owners of all of the outstanding warrants, and do consent by execution to this Amendment.

      Accordingly, in consideration of the foregoing premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend and modify the Warrant Agreement as follows:

				   SECTION 1
				   AMENDMENT

      The meaning ascribed to "EXPIRATION DATE" in the Warrant Agreement, shall be amended and modified tn its entirety to read as follows:

	    "EXPIRATION DATE" shall mean (i) in the case of Series A Warrants, February 19, 1997, (ii) in the case of the Series B Warrants, November 21, 1997 and (iii) in the case of the Series C Warrants, November 21, 1999, or, in each case, is such day is not a Business Day, the next succeeding Business Day.


				   SECTION 2
		       ADJUSTMENT OF EXERCISE PRICE AND
		     NUMBER OF WARRANT SHARES PURCHASABLE

      By execution of this Amendment, each party acknowledges and agrees neither the modifications agreed to in this Amendment nor anything else contained herein shall constitute, be treated, or be deemed to operate, as an event of the type referred to in Section 12 of the Warrant Agreement which would cause any of the adjustments described in said Section 12 to the Warrant Agreement.

				   SECTION 3
			       WARRANT AGREEMENT

      The Warrant Agreement, except as amended and modified in Sections 1 and 2 above, shall remain in full force and effect and the terms and conditions therein shall govern the relationship between the parties.

				   SECTION 4
				 COUNTERPARTS

      This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers, if applicable, as of the date and year first written above.

OPHTHALMIC IMAGING SYSTEMS                JB OXFORD & COMPANY


By:_________________________________      By:_____________________________
Name: Steven R. Verdooner                 Name:__________________________
Title: President                          Title:___________________________


HOLDER:, as tenants by the entirety       HOLDER:

					  OAKWOOD HOLDING LIMITED
___________________________________
MARK BLUMENKRANZ, M.D. AND
					  By:_____________________________
					  Name:___________________________
___________________________________       Title:___________________________
RECIA BLUMENKRANZ

HOLDER:                                   HOLDER:

ALDERSGATE NOMINEES LIMITED               HASTINGS OVERSEAS CORP.


By:__________________________________     By:_____________________________
Name:_______________________________      Name:__________________________
Title:________________________________    Title:___________________________


HOLDER:                                   HOLDER:

					  HALCYON SECURITIES S.A.
___________________________________
HILEL LEWIS, M.D.
					  By:_____________________________
					  Name:___________________________
HOLDER:                                   Title:___________________________


___________________________________       HOLDER:
STANLEY CHANG, M.D.
					  WOODBURY ENTERPRISES LIMITED

HOLDER:                                   By:_____________________________
					  Name:___________________________
VERNON FINANCE, LTD.                      Title:___________________________


By:__________________________________
Name:_______________________________
Title:________________________________

HOLDER:                                   HOLDER:

EASTERLY S.A.                             BAYFORD HOLDINGS CORP.


By:__________________________________     By:_____________________________
Name:_______________________________      Name:__________________________
Title:________________________________    Title:___________________________


HOLDER:                                   HOLDER:

AMBLER INVESTMENTS LTD.                   APPLEBY TRADING S.A.


By:__________________________________     By:_____________________________
Name:_______________________________      Name:__________________________
Title:________________________________    Title:___________________________


HOLDER:                                   HOLDER:

RIVAGE LIMITED                            HERMANOS RICARDO LTD.


By:__________________________________     By:_____________________________
Name:_______________________________      Name:__________________________
Title:________________________________    Title:___________________________


HOLDER:                                         HOLDER:

SUNMER SECURITIES, S.A.                         NCS HOLDING, INC.


By:__________________________________
By:_____________________________
Name:_______________________________            Name:__________________________
Title:________________________________
Title:___________________________


HOLDER:                                         HOLDER:

NORMAN FINANCIAL SERVICES, S.A.                 FERNDALE OVERSEAS, LTD.


By:__________________________________
By:_____________________________
Name:_______________________________            Name:__________________________
Title:________________________________
Title:___________________________

						HOLDER:

						KERWIN INTERNATIONAL, CORP.


By:_____________________________
						Name:__________________________
Title:___________________________